EXHIBIT 10.2
EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of May 16, 2005, by and among Sun Healthcare Group, Inc., a Delaware corporation ("Parent"), the stockholders of Peak Medical Corporation, a Delaware corporation ("Company"), named on Schedule A hereto (each a "Stockholder" and collectively, the "Stockholders") and James A. Parsons, as Stockholders Agent (for purposes of Section 5 hereof) (the "Stockholders Agent").

RECITALS

          WHEREAS, this Agreement is made pursuant to the Agreement and Plan of Merger, dated as of the date hereof, by and among Parent, Pinnacle Acquisition Corp., a direct wholly-owned subsidiary of Parent incorporated under the laws of Delaware ("Merger Sub"), Company and the Stockholders (the "Merger Agreement"), pursuant to which, among other things, shares of Restricted Parent Common Stock will be issued to the Stockholders in connection with the Merger.

          WHEREAS, capitalized terms used in this Agreement and not defined herein shall have the meanings ascribed to them in the Merger Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained in this Agreement and the other Transaction Documents, the parties, intending to be legally bound, hereby agree as follows:

    Representations and Warranties of Stockholder. Each Stockholder hereby severally, and not jointly, represents and warrants to Parent, as of the date hereof and as of the Closing, as follows:

      such Stockholder understands that the issuance of Restricted Parent Common Stock pursuant to the Merger Agreement will be on the basis that the issuance thereof is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and that Parent's reliance upon such exemption is predicated upon such Stockholder's representations;

      such Stockholder understands that the Restricted Parent Common Stock to be issued to Stockholder pursuant to the Merger Agreement has not been registered under the Securities Act or any applicable state securities law and must be held indefinitely unless subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available;

      the Restricted Parent Common Stock to be issued to such Stockholder pursuant to the Merger Agreement will be acquired by such Stockholder for investment for such Stockholder's own account and not as a nominee or agent, and not with a view to the sale or distribution thereof in a manner that would violate the Securities Act;

      such Stockholder (i) is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act; (ii) has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of such Stockholder's prospective investment in the securities of Parent; (iii) has received all of the information Stockholder has requested from Parent that Stockholder considers necessary or appropriate for deciding whether to accept the securities of Parent; (iv) has the ability to bear the economic risks of the Stockholder's prospective investment; and (v) is able to hold the securities of Parent for an indefinite period of time and to suffer complete loss of Stockholder's investment; and

      such Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement, and this Agreement has been duly executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder, enforceable in accordance with its terms.

    Legend.

      Stockholders other than RFE and DFW

        Any certificate representing any shares of Restricted Parent Common Stock issued to a Stockholder other than DFW or RFE shall bear a legend in substantially the following form until the First Anniversary or an earlier Early Release Event. Parent shall issue promptly or shall cause its transfer agent to issue promptly, after a request by such Stockholder following the First Anniversary or an earlier Early Release Event, a certificate without such legend.

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS CONTAINED IN THE REGISTRATION RIGHTS AGREEMENT AND THE STOCKHOLDERS AGREEMENT, EACH DATED AS OF MAY 16, 2005, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY, AND SUCH SECURITIES MAY BE SOLD, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE WITH SUCH AGREEMENTS."

        Any certificate representing any shares of Restricted Parent Common Stock issued to a Stockholder other than DFW or RFE shall also bear a legend in substantially the following form. The legend set forth below will be removed if and when (A) such shares are disposed of pursuant to an effective registration statement under the Securities Act, (B) a registration statement registering the resale of such shares under the Securities Act has been declared effective by the SEC, (C) in an opinion of counsel experienced in the area of United States Federal securities laws delivered to Parent, a public sale, assignment or transfer of such shares may be made pursuant to Rule 144(k), or (D) in connection with a sale transaction or proposed sale transaction, in an opinion of counsel experienced in the area of United States Federal securities laws delivered to Parent, such sale may be made without registration under the Securities Act and such legends are no longer required under applicable requirements of the Securities Act. Parent agrees that it will promptly provide (or will cause its transfer agent promptly to provide) each Stockholder after a request therefor and compliance with the provisions of this clause (ii), with a substitute share certificate not bearing such legend.

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGULATIONS THEREUNDER OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE THEREWITH."

      RFE and DFW

        Any certificate representing any shares of Restricted Parent Common Stock issued to RFE or DFW shall bear a legend in substantially the following form until the Third Anniversary or an earlier Early Release Event. Parent shall issue promptly or shall cause its transfer agent to issue promptly, after a request by RFE or DFW, as the case may be, following the Third Anniversary or an earlier Early Release Event, a certificate without such legend.

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS CONTAINED IN THE REGISTRATION RIGHTS AGREEMENT AND THE STOCKHOLDERS AGREEMENT, EACH DATED AS OF MAY 16, 2005, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY, AND SUCH SECURITIES MAY BE SOLD, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE WITH SUCH AGREEMENTS."

        Any certificate representing any shares of Restricted Parent Common Stock issued to DFW or RFE shall also bear a legend in substantially the following form. The legend set forth below will be removed if and when (A) such shares are disposed of pursuant to an effective registration statement under the Securities Act, (B) a registration statement registering the resale of such shares under the Securities Act has been declared effective by the SEC, (C) in an opinion of counsel experienced in the area of United States Federal securities laws delivered to Parent, a public sale, assignment or transfer of such shares may be made pursuant to Rule 144(k), or (D) in connection with a sale transaction or proposed sale transaction, in an opinion of counsel experienced in the area of United States Federal securities laws delivered to Parent, such sale may be made without registration under the Securities Act and such legends are no longer required under applicable requirements of the Securities Act. Parent agrees that it will promptly provide (or will cause its transfer agent promptly to provide) each Stockholder after a request therefor and compliance with the provisions of this clause (ii), with a substitute share certificate not bearing such legend.

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGULATIONS THEREUNDER OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE THEREWITH."

      Notwithstanding the foregoing, Parent agrees that Parent will not require the delivery of opinions described in this Section 2 in connection with Rule 144 transfers after the First Anniversary if Parent's transfer agent does not require opinions for the de-legending of such shares. Parent agrees that it will use commercially reasonably efforts, acting in good faith in consultation with Company, its counsel and Parent's transfer agent, to adopt such commercially reasonable procedures as may minimize opinion delivery requirements (whether through omnibus instruction letters and/or opinions or otherwise) in connection with delegending of shares which are eligible for resale under Rule 144, it being understood that the parties will use commercially reasonable efforts to establish those procedures within 30 days after the date hereof.

    Restrictions on Transfer by the Stockholders.

      i.     From the Closing Date until the earlier of the First Anniversary or on Early Release Date ("Restricted Period"), no Stockholder may, directly or indirectly, sell, transfer, pledge, encumber or otherwise dispose of ("Transfer") any shares of Restricted Parent Common Stock that such Stockholder beneficially owns to any Person.

      ii.     From and after the expiration of the Restricted Period, each Stockholder other than RFE and DFW may Transfer shares of Restricted Parent Common Stock without restriction pursuant to this Section 3(a).

      iii.     From and after the expiration of the Restricted Period and until the Third Anniversary, each of RFE and DFW may Transfer a number of such shares within any such three-month period which does not exceed such Stockholder's Pro Rata Limit. After the earlier to occur of the Third Anniversary or an Early Release Event, each of RFE and DFW may Transfer shares of Restricted Parent Common Stock without restriction pursuant to this Section 3(a). Notwithstanding the previous provisions of this Section 3, in no event shall RFE or DFW knowingly Transfer all or any portion of the Restricted Parent Common Stock constituting 2% or more of the total shares of Parent Common Stock then outstanding to any one "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided that this sentence shall not apply after an Early Release Event and shall not apply to distributions by RFE or DFW to their respective partners, former limited partners or a liquidating trust for the benefit thereof (including, for the avoidance of doubt, the Small Business Administration or any nominee or agent thereof).

      iv.     For purposes hereof, the "Pro Rata Limit" of RFE or DFW shall be equal to a number of shares equal to (x) 4% of the total number of shares of Parent

      Common Stock then outstanding, according to the most recent report or statement filed by the Parent with the Securities and Exchange Commission (the "SEC") multiplied by (y) such Stockholder's Pro Rata Percentage. For purposes hereof, a "Stockholder's Pro Rata Percentage" shall be equal to a percentage obtained by dividing the total number of shares of Restricted Parent Common Stock then held by such Stockholder by the total number of shares of Restricted Parent Common Stock then held by RFE and DFW, taken as a whole.

      v.     The restrictions in this Section 3(a) shall not apply (A) to transactions relating to any securities of Parent acquired by any such Stockholder or any of its Affiliates (1) prior to the execution of this Agreement or (2) in the open market after the date of this Agreement, or (B) with respect to transfers to family members, Affiliates, partners, members, former partners or members or shareholders of such Stockholder (or liquidating trusts for the benefit of the foregoing) in private transactions in which the transferee agrees to be bound by the provisions of this Agreement and the Stockholders Agreement as if such transferee were a Stockholder and, for purposes of this Section 3 only, will be aggregated with the transferee for purposes of calculating the Pro Rata Limit, if then applicable. For the avoidance of doubt, a transferee need not agree to be so bound if the Transfer to such transferee either (A) complies with any then applicable Pro Rata Limit or (B) occurs when no Pro Rata Limit then applies.

      For purposes of this Section 3,

        An "Early Release Event" shall be deemed to have occurred upon the earliest of:

          a Change of Control;

          the early termination or waiver or amendment by Parent of the Management Restrictions;

          the failure of Parent's stockholders to elect a nominee of a Designating Stockholder to the Parent Board in accordance with the provisions of Section 8 of the Stockholders Agreement (if such Designating Stockholder has the right to designate a Director Designee pursuant to Section 8 of the Stockholders Agreement and has exercised such right) unless such failure is cured within twenty (20) Business Days after written notice to the Parent of such failure from either RFE or DFW, as applicable;

          upon a material breach by the Parent of any of the covenants of the Parent contained herein or in the Stockholders Agreement unless such breach is capable of being, and is, cured within twenty (20) Business Days after written notice to the Parent of such breach from any Stockholder; or

          Parent shall institute any bankruptcy, insolvency, reorganization, dissolution, liquidation or similar proceeding relating to itself under the laws of any jurisdiction; or Parent shall take any action to authorize any such proceeding; or any such proceeding shall be instituted against Parent and shall not be dismissed or discharged within 60 days after its commencement; or Parent shall admit all of the material allegations with respect to any such proceeding; or an order for relief or similar order shall be entered in any such proceeding; or Parent shall apply for the appointment of any receiver, trustee or similar officer for itself or for all or substantially all of its property; or Parent shall take any action to authorize such appointment.

        A "Change in Control" shall be deemed to have occurred if any of the following events occur: (A) any person or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Stockholders or a trustee or other fiduciary holding securities under an employee benefit plan of Parent (an "Acquiring Person"), is or becomes the "beneficial owner" (as defined in Rule 13d−3 under the Exchange Act), directly or indirectly, of more than 33 1/3% of the then outstanding voting stock of Parent; (B) a merger or consolidation of Parent with any other corporation, other than a merger or consolidation which would result in the voting securities of Parent outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 51% of the combined voting power of the voting securities of Parent or surviving entity outstanding immediately after such merger or consolidation; (C) a sale or other disposition by Parent of all or substantially all of Parent's assets; (D) during any period of two (2) consecutive years (beginning on or after the Effective Date), individuals who at the beginning of such period constitute the board of directors of Parent and any new director (other than a director who is a representative or nominee of an Acquiring Person) whose election by the board of directors of Parent or nomination for election by Parent's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination was previously so approved, no longer constitute a majority of the board of directors of Parent; or (E) the board of directors of Parent shall have approved a tender offer or exchange offer for all or a majority of the voting securities of Parent. In addition, notwithstanding Sections 3(b)(ii)(A)-(E), a Change in Control shall not be deemed to have occurred in the event of a sale or conveyance in which Parent continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by Parent, or any transaction undertaken for the purpose of reincorporating Parent under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of Parent's capital stock.

    Distributions by RFE and DFW. In connection with any distribution of shares of Restricted Parent Common Stock to their respective partners, former partners or any liquidating trusts for the benefit of the foregoing, each of DFW and RFE shall be required to deliver a letter to their respective distributees informing such distributees that unless the distributed shares of Restricted Parent Common Stock are resold by such distributees pursuant to the Shelf Registration Statement or another effective registration statement under the Securities Act, the distributees may only dispose of such shares (i) in compliance with Rule 144 (including the notice, manner of sale, holding period and volume provisions thereof if and to the extent then applicable) or (ii) otherwise in a manner that qualifies for exemption from registration under the Securities Act.

    Piggyback Registration. If at any time after the Closing Date, Parent proposes to register any shares of Parent Common Stock (the "Other Securities") under the Securities Act for sale by selling stockholders in an underwritten public offering, Parent will give prompt written notice to each Stockholder which is the record holder of Registrable Securities (as defined below) (a "Holder"), of its intention to do so at least twenty (20) Business Days prior to the anticipated filing date of the registration statement relating to such registration. Such notice shall offer each such Holder the opportunity to include in such registration statement such number of Registrable Securities as each such Holder may request. Upon the written request of the Stockholders Agent, on behalf of any such Holder, made within ten (10) Business Days after the receipt of Parent's notice (which request shall specify the number of Registrable Securities intended to be disposed of) (the "Piggyback Notice"), then Parent shall effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which Parent has been so requested to register; provided, however, if at any time after giving written notice of its intention to register Other Securities and prior to the effective date of such registration, Parent shall determine for any reason not to register or to delay registration of such Other Securities, Parent may, at its election, give written notice of such determination to the Holders who requested inclusion in such registration and, thereupon, (i) in the case of a determination not to register, Parent shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (ii) in the case of a determination to delay such registration, Parent shall be permitted to delay registration of any Registrable Securities requested to be included in such registration for the same period as the delay in registering such Other Securities;

      (i) if the lead underwriter in the registration advises Parent in writing (with a copy to the Holders who requested registration) that, in such firm's opinion, such offering would be materially and adversely affected by the inclusion therein of the Registrable Securities requested to be included therein, Parent shall include in such registration: (1) first, all securities (if any) that Parent proposes to sell for its own account (the "Parent Securities") and (2) second, the amount of securities (including Registrable Securities) that such lead underwriter advises, allocated pro rata among the holders of securities (other than Registrable Securities) of Parent (the "Other Holders") and the Holders on the basis of the number of securities (including Registrable Securities) requested to be included therein by each Other Holder and each Holder;

      Parent shall not be required to effect any registration of Registrable Securities under this Section 5 incidental to the registration of any of its securities in connection with mergers, acquisitions, reincorporation, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans; and

      Any Holder desiring to sell Registrable Securities must execute an underwriting or similar agreement and complete and execute all reasonable questionnaires, powers of attorney, indemnities, lock up letters (not to exceed 180 days and subject to execution of similar letters by all selling stockholders) and other documents reasonably required under the underwriting arrangement, all in customary form and in substantially the same form as executed by the other signatories.

    For the purposes of this Agreement, "Registrable Securities" means (i) shares of

    Restricted Parent Common Stock held by the Stockholders immediately after the Closing, (ii) any stock or other securities into which or for which such shares of Restricted Parent Common Stock may thereafter be changed, converted, exercised or exchanged, and (iii) any other securities issued to the Holders of such shares of Restricted Parent Common Stock (or such shares into which or for which such shares are so changed, converted, exercised or exchanged) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction, provided, however, any such securities shall cease to be Registrable Securities if (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement, (B) such securities shall have been transferred pursuant to Rule 144, or (C) such securities are held by a Holder other than a Stockholder and Parent has furnished to such Holder an opinion of counsel, which opinion shall be reasonably satisfactory to such Holder, to the effect that all of such securities are permitted to be distributed by such Holder in one transaction pursuant to Rule 144(k).

    Shelf Registration.

      In addition to its obligations under Section 5, Parent shall (1) use its commercially reasonable efforts to file with the SEC a Shelf Registration Statement covering the offer and sale of the Registrable Securities by or on behalf of the Holders on or prior to the Filing Deadline Date and (2) use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act on or prior to the Effectiveness Deadline Date; provided, however, that no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus for resales of Registrable Securities unless such holder is an Electing Holder. The Shelf Registration Statement shall be on Form S-3 (except if Parent is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form for such purpose) and shall contain (except if otherwise required pursuant to written comments received from the SEC upon a review of such Shelf Registration Statement) the "Plan of Distribution" attached hereto as Annex A. If (x) such Shelf Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline Date, (y) such Shelf Registration Statement covering the Registrable Securities is not declared effective by the SEC on or prior to the Effectiveness Deadline Date or (z) after the Effective Time, without regard for the reason thereunder or efforts therefor, such Shelf Registration Statement ceases for any reason to be effective or any Prospectus thereunder ceases to be usable with respect to any Registrable Securities to which it is required to cover at any time prior to the expiration of its Effectiveness Period for more than an aggregate of 30 trading days (which need not be consecutive and provided that if the Shelf Registration Statement is filed on Form S-1, such 30 day period shall be extended by one day for each day the Shelf Registration Statement is ineffective due solely to the requirement that a post-effective amendment of the Shelf Registration Statement which has been filed has not become effective (Parent agrees to use its commercially reasonable efforts to promptly file such post-effective amendment)), then, notwithstanding any other provision in this Agreement and without regard to Delay Conditions, Parent will make pro rata payments to each Holder, as liquidated damages and not as a penalty, in an amount per 30-day period equal to 1.0% (or pro rata portion thereof if the period is less than 30 days) of the aggregate market value of the Registrable Securities held by the Holder based on the closing price, as of the date of commencement of the events in (x) or (y) or as of the last trading day, in the case of clause (z), (i) in the case of clause (x), for the period from the Filing Deadline Date to the date on which such Shelf Registration Statement is filed, (ii) in the case of clause (y), for the period from the Effectiveness Deadline Date to the date on which such Shelf Registration Statement becomes effective and (iii) in the case of clause (z), for any period in excess of such 30 (or longer applicable period) trading days in which such Shelf Registration Statement ceases to be effective or any Prospectus thereunder ceases to be usable with respect to any Registrable Securities. Such payments shall be made to each Holder in cash not later than three Business Days following the end of each 30-day period. Such payments shall constitute the Holders' exclusive legal remedy for such events; provided, however, that the Holders shall retain the right to pursue any equitable remedies available to them with respect to such events.

      Parent shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus to be usable by Holders for resales of Registrable Securities until the earlier of (i) the sale under the Shelf Registration Statement of all the Registrable Securities registered thereunder, (ii) all of the Securities ceasing to be Registrable Securities and (iii) the second anniversary of the initial effectiveness of the Shelf Registration Statement (such period being referred to herein as the "Effectiveness Period"). The termination of the Effectiveness Period as a result of clause (iii) above shall not impact or terminate the provisions of Section 7 of this Agreement.

    Request for Underwritten Offering.

      At any time after the First Anniversary, the Majority Holders have the right on no more than two (2) occasions to submit a written notice to Parent requesting that Parent effect an underwritten public offering of all or a portion of the Registrable Securities held by the Holders, which notice shall specify the number of Registrable Securities for which an underwriting is requested (the "Underwriting Notice").

      Parent shall, within ten (10) Business Days after receipt of the Underwriting Notice, serve written notice (the "Request Notice") of such registration request to all other Holders of Registrable Securities. The Request Notice will state that Parent will include in such underwritten public offering all Registrable Securities, subject to the limitations contained in this Agreement, as to which Parent receives written requests for inclusion within ten (10) Business Days after the date of the Request Notice. As promptly as practicable after such 10 Business Day period, Parent shall use its commercially reasonable efforts to effect the underwritten public offering under the Securities Act of the Registrable Securities (whether pursuant to the Shelf Registration Statement or a separate registration statement) in accordance with the intended method or methods of disposition stated in the Underwriting Notice, provided, however:

        if prior to receipt of the Underwriting Notice, (i) Parent had commenced a financing plan that includes an underwritten offering through a formal "all hands" meeting with outside advisors, including an underwriter, and (ii) in the good-faith judgment of Parent's lead underwriter, confirmed to Parent in writing (with a copy to the Holders requesting registration), an underwritten public offering by the requesting Holders at the time and on the terms requested would materially and adversely affect such financing plan of Parent (a "Transaction Blackout"), then Parent shall give written notice of such events to the Holders requesting an underwritten public offering and shall not be required to serve the Request Notice and effect a registration pursuant to this Section 7(b) until Parent's abandonment of such offering or the later of (A) one hundred and eighty (180) days after the termination of such offering and (B) the termination of any "hold back" period (not to exceed 180 days) obtained by the underwriter(s) of such offering from any Person, including Parent, in connection therewith; and

        Parent shall not be obligated to cooperate with more than one (1) underwritten public offering per 12 month period pursuant to this Section 7(b) and only if any request under this Section 7 (including Registrable Securities requested to be included in response to a Request Notice) is for a number of Registrable Securities which have an aggregate market value of not less than $10 million.

      Notwithstanding any other provision of this Agreement to the contrary, an underwritten public offering requested pursuant to this Section 7 shall not be deemed to have been effected (and, therefore, not requested for purposes of Section 7(b)), (A) until the closing of the applicable underwritten public offering (unless the closing fails to occur at the request of the Holders for a reason other than contemplated in clause (B)); (B) if it is withdrawn based upon material adverse information relating to Parent that is different from the information known to the Holder requesting registration at the time of the Holder's request for an underwritten public offering; or (C) if such underwritten public offering is interfered with by any stop order, injunction or other order or requirement of the SEC or other Governmental Entity or court for any reason other than a misrepresentation or an omission by a Holder whose Registrable Securities are the subject of such underwritten public offering.

      The underwriter or underwriters and manager or managers that will administer the offering will be selected by Parent (subject to the consent of the Holders not to be unreasonably withheld), and the Holders who desire to sell Registrable Securities must execute an underwriting or similar agreement and complete and execute all reasonable questionnaires, powers of attorneys, indemnities, lock-up letters (not to exceed 180 days and subject to execution of similar letters by all selling stockholders) and other documents reasonably required under the underwriting arrangement.

    Obligations of Parent.

      General. In the case of each offering of Registrable Securities made pursuant to Sections 5, 6 or 7 of this Agreement, Parent agrees to:

        prepare and file with the SEC one or more registration statements in accordance with Sections 5, 6 or 7, as applicable, with respect to the shares of Registrable Securities, and shall use commercially reasonable efforts to cause such registration statement to become effective;

        except as provided herein, keep such registration statement effective until the earlier of the sale of all of the shares of Registrable Securities so registered or ninety (90) days after the effectiveness of such registration statement (or the longer Effectiveness Period as specified in Section 6);

        promptly prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in such registration statement in order to keep such registration statement effective until the earlier of the sale of all of the shares of Registrable Securities so registered or ninety (90) days after the effectiveness of such registration statement (or the longer Effectiveness Period as specified in Section 6);

        furnish to the Holders without charge such number of copies of such registration statement, each amendment and supplement thereto, and any prospectus (including any preliminary prospectus and any amended or supplemented prospectus) in conformity with the requirements of the Securities Act, and such other documents as the Holders may reasonably request in order to effect the offering and sale of the shares of the Registrable Securities to be offered and sold, but only while Parent shall be required under the provisions hereof to cause the registration statement to remain current;

        use its commercially reasonable efforts to register or qualify the shares of the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Holders shall reasonably request (provided that Parent shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified), keep such registration or qualification in effect for as long as such registration statement remains in effect, and do any and all other acts or things which may be necessary or advisable to enable the Holders to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions;

        cause all such Registrable Securities to be listed on each securities exchange, including the NASDAQ National Market, on which similar securities issued by Parent are then listed, and enter into such customary agreements as may be required in furtherance thereof, including, without limitation, listing applications and indemnification agreements in customary form;

        notify the Holders upon the happening of any event as a result of which, or the discovery that, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

        so long as the registration statement remains effective, promptly prepare, file and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Holders of the Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

        notify the Holders, promptly after it shall receive notice thereof, of the date and time the registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

        notify the Holders promptly of any request by the SEC to amend or supplement such registration statement or prospectus or for additional information; and

        advise the Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of the registration statement or the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws, or the initiation or threatening of any proceeding for that purpose, and promptly use its commercially reasonably efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal if such stop order or other order should be issued.

      Shelf Registration Procedures.

      In connection with the Shelf Registration Statement and/or any underwritten public offering requested under Section 7 (whether effected pursuant to the Shelf Registration Statement or a separate registration statement), the following additional provisions shall apply:

        Parent shall mail a Notice and Questionnaire substantially in the form attached hereto as Annex B (the "Notice and Questionnaire") to the Holders of Registrable Securities. No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no Holder shall be entitled to use the Prospectus for resales of Registrable Securities at any time unless such Holder has returned a completed and signed Notice and Questionnaire to Parent by the deadline for response set forth therein; provided, however, that Holders of Registrable Securities shall be entitled to have at least 10 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to Parent. The term "Electing Holder" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to Parent.

        Parent shall furnish to each Electing Holder and any managing underwriters no fewer than five Business Days prior to the initial filing of the Shelf Registration Statement, a copy of such Shelf Registration Statement, and shall furnish to such Holders, and the managing underwriters, if any, no fewer than two Business Days prior to the filing of any amendment or supplement to the Prospectus, a copy of such amendment or supplement and shall reflect in each such document when so filed with the

        SEC such comments as such parties reasonably may propose; provided, however, that Parent shall make the final decision as to the form and content of each such document and provided further that Parent may omit from the copy of the Shelf Registration Statement provided to each Electing Holder information which Parent believes would constitute material and non-public information.

        Parent shall furnish to each requesting Electing Holder, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

        Parent shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Electing Holder may reasonably request; and Parent consents (except during the continuance of any event described in Section 8(a)(vii), (x) or (xi) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

        Parent shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which certificates shall not bear any restrictive legends (other than legends of the type set forth in Section 2) and shall meet the requirements of any securities exchange, including the NASDAQ National Market, on which Parent Common Stock is then listed and which certificates shall be in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.

        Upon the occurrence of any fact or event contemplated by Section 8(a)(vii) above, Parent shall (subject to the next sentence) promptly prepare a post-effective amendment or supplement to the Shelf Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to Holders of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Parent notifies the Electing Holders in accordance with Section 8(a)(vii)above to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, then each Electing Holder shall suspend the use of the Prospectus until (i) such Electing Holder has received copies of the supplemented or amended Prospectus contemplated by the preceding sentence or (ii) such Electing Holder is advised in writing by Parent that the use of the Prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Notwithstanding the foregoing, Parent may suspend the use of the Prospectus and shall not be required to amend or supplement the Shelf Registration Statement, any related Prospectus or any document incorporated by reference, for a period not to exceed an aggregate of 30 trading days per 12-month period if and so long as the Delay Conditions exist.

        Parent shall comply with all applicable rules and regulations under the Securities Act and the Exchange Act, and make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by Parent with the SEC of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earnings statement of Parent and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the SEC thereunder (including, at the option of Parent, Rule 158).

        Parent shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 7 hereof) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 10 hereof with respect to all parties to be indemnified pursuant to Section 10 hereof;

        Parent shall:

          (1) make reasonably available for inspection by requesting Electing Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, one accountant and any other agent retained by such holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of Parent and its subsidiaries and (2) cause Parent's officers, directors and employees to supply all information reasonably requested by such holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by Parent, in good faith, as confidential shall be kept confidential by such Holders and any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided, further that, if the foregoing inspection and information gathering would otherwise disrupt Parent's conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the requesting Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of Electing Holders and other parties;

          in connection with any underwritten offering conducted pursuant to Section 7 hereof, make such representations and warranties to the Electing Holders participating in such underwritten offering and to the managing underwriters, in form, substance and scope as are customarily made by Parent to underwriters in comparable underwritten offerings of equity securities;

          in connection with any underwritten offering conducted pursuant to Section 7 hereof, obtain opinions of counsel to Parent (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to any managing underwriters) addressed to each underwriter and requesting Electing Holder, covering such matters as are customarily covered in opinions requested in comparable underwritten offerings of equity securities (it being agreed that the matters to be covered shall include, without limitation, as of the date of the opinion and as of the Effective Time or the date of the most recent post-effective amendment thereto, as the case may be, comment of such counsel as to the absence, to such counsel's knowledge, from the Shelf Registration Statement and the Prospectus, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading);

          in connection with any underwritten offering conducted pursuant to Section 7 hereof, obtain "cold comfort" letters and updates thereof from the independent public accountants of Parent (and, if necessary, from the independent public accountants of any Subsidiary of Parent or of any business acquired by Parent for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each requesting Electing Holder (if such Electing Holder has provided such letter, representations or documentation, if any, required by the independent public accountants for such cold comfort letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with comparable underwritten offerings; and

          in connection with any underwritten offering conducted pursuant to Section 7 hereof, deliver such documents and certificates as may be reasonably requested by any Electing Holders and the managing underwriters, if any, including without limitation certificates to evidence compliance herewith and with any conditions contained in the underwriting agreement or other agreements entered into by Parent in connection therewith.

        Subject to this Agreement, Parent shall use its commercially reasonable efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

    Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by Parent shall be borne by it whether or not any registration statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to any registration statement. The fees and expenses referred to in the foregoing sentence shall include (i) all registration and filing fees with respect to filings required to be made with the National Association of Securities Dealers, Inc., (ii) fees and expenses incurred for compliance with securities or Blue Sky laws up to $25,000 for all Holders of Registrable Securities, (iii) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is in the opinion of the managing underwriters, if any, appropriate to consummate the offering), (iv) fees and disbursements of counsel for Parent, (v) fees and disbursements of all independent certified public accountants referred to in Section 7(b)(ix)(D) hereof (including without limitation the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if Parent desires such insurance, and (vii) fees and expenses of all other persons retained by Parent. In addition, Parent shall pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Securities on the Nasdaq National Market. Notwithstanding the foregoing, all underwriting fees and commissions with respect to an underwritten offering and transfer taxes, if any, and the fees and expenses of counsel to the Holders will be borne by each Holder in proportion to the number of Registrable Securities sold by such Holder.

    Indemnification and Contribution.

      In the case of each offering of Registrable Securities made pursuant to Sections 5, 6 or 7 of this Agreement, Parent agrees to indemnify and hold harmless each Holder, its officers and directors, each underwriter of Registrable Securities so offered and each Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act, from and against any and all Losses, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any reasonable legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such Losses shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in a registration statement filed in connection with such offering (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Parent shall not be liable to a particular Holder in any such case to the extent that any such Loss or action arises out of, or is based upon, any untrue statement or alleged untrue statement, or any omission or alleged omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to such Holder furnished to Parent in writing by or on behalf of such Holder specifically for use in the preparation of such registration statement (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Holder and shall survive the transfer of such securities. The foregoing indemnity is in addition to any liability which Parent may otherwise have to each Holder, its officers and directors, and underwriters of the Registrable Securities or any controlling Person of the foregoing; provided, further, however, that, as to any underwriter or Person controlling any underwriter, this indemnity does not apply to any Loss or action arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a prospectus was required to be sent or given and was not sent or given by or on behalf of an underwriter to such Person asserting such Loss or action at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act, such untrue statement or omission had been corrected in such prospectus, and copies of the corrected prospectus were provided to such underwriter prior to the giving or sending of such written confirmation.

      In the case of each offering made pursuant to this Agreement, each Holder of Registrable Securities included in such offering, by exercising its registration rights hereunder, agrees, severally and not jointly, to indemnify and hold harmless Parent, its officers and directors and each Person, if any, who controls any of the foregoing within the meaning of the Securities Act (and if requested by the underwriters, each underwriter who participates in the offering and each Person, if any, who controls any such underwriter within the meaning of the Securities Act), from and against any and all Losses, to which any of them may become subject under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such Losses shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement filed in connection with such offering (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact relating to the Holder required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact relating to the Holder is omitted from, information relating to such Holder furnished in writing to Parent by or on behalf of such Holder specifically for use in the preparation of such registration statement (or in any preliminary or final prospectus included therein) or any amendment or supplement thereto. The foregoing indemnity is in addition to any liability which such Holder may otherwise have to Parent, or any of its directors or officers, underwriters or any controlling Person of the foregoing; provided, however, that, as to any underwriter or any Person controlling any underwriter, this indemnity does not apply to any Loss arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a prospectus was required to be sent or given and was not sent or given by or on behalf of an underwriter to such Person asserting such Loss at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act, such untrue statement or omission had been corrected in such prospectus, and copies of the corrected prospectus were provided to such underwriter prior to giving or mailing of such written confirmation; and provided, further, however, that in no event shall any such Holder be liable for any amount in excess of the net proceeds received from the sale of the Registrable Securities by such Holder in the subject offering.

      Each party indemnified under paragraph (a) or (b) of this Section 10 shall, promptly after receipt of notice of any claim or the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the claim or the commencement thereof; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) of this Section 10, except to the extent the indemnifying party was prejudiced by such failure, and in no event shall such failure to notify relieve the indemnifying party from any other liability which it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate in the defense of such claim or action, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, further, however, that each indemnified party, its officers and directors, if any, and each Person, if any, who controls such indemnified party within the meaning of the Securities Act, shall have the right to employ separate counsel reasonably approved by the indemnifying party to represent them if the named parties to any action (including any impleaded parties) include both such indemnified party and an indemnifying party, and such indemnified party shall have been advised by counsel either (i) that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to such indemnifying party or (ii) a conflict may exist between such indemnified party and such indemnifying party, and in that event the fees and expenses of such separate counsel for all such indemnified parties shall be paid by the indemnifying party. An indemnified party will not enter into any settlement agreement which is not approved by the indemnifying party, such approval not to be unreasonably withheld. The indemnifying party may not agree to any settlement of any such claim or action which provides for any remedy or relief other than monetary damages for which the indemnifying party shall be responsible hereunder, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel reasonably satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof. In all instances, the indemnified party shall cooperate fully with the indemnifying party and its counsel in the defense of each claim or action.

      If the indemnification provided for in this Section 10 shall be applicable by its terms but for any reason be unavailable to an indemnified party in respect of any Loss, or any action in respect thereof, referred to herein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such Loss, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such Loss, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in Parent. In no event, however, shall a Holder be required to contribute in excess of the amount of the net proceeds received by such Holder in connection with the sale of Registrable Securities in the offering which is the subject of such Loss. The amount paid or payable by an indemnified party as a result of the Loss, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claims. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

    Reports Under the Exchange Act. With a view to making available to the Holders all of the benefits of Rule 144, Parent agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, (ii) file with the SEC in a timely manner all reports and other documents required of Parent under the Exchange Act and (iii) furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, (A) a written statement by Parent that it has complied with the reporting requirements of Rule 144 and the Exchange Act and (B) a copy of the most recent annual or quarterly report of Parent and such other reports and documents so filed by Parent.

    Assignment of Registration Rights. The registration rights of any Holder under this Agreement with respect to any Registrable Securities may be assigned to any Person who acquires such Registrable Securities; provided that (A) such Person is an Affiliate of the Holder, (B) if the Holder is a partnership, such Person is a liquidating trust for the benefit of its partners or such Person is a partner thereof or a former partner with a continuing economic interest therein in accordance with partnership interests or the estate of any such partner thereof or former partner, (C) if the Holder is a limited liability company, such Person is a member thereof or former member thereof with a containing economic interest therein in accordance with their interest in the limited liability company, (D) if the Holder is a corporation, such Person is its majority owned subsidiary or (E) if the Holder is an individual, such Person is the Holder's family member or trust for the benefit of such Holder or his or her family members or an entity whose equity owners consist solely of Holder and his or her family members. Upon any such permitted assignment (i) the Holder shall give Parent written notice at or prior to the time of such assignment stating the name and address of the assignee and identifying the shares with respect to which the rights under this Agreement are being assigned; (ii) such assignee shall agree in writing, in form and substance reasonably satisfactory to Parent, to be bound to the same extent and in the same capacity as the Holder by the provisions of this Agreement and the Stockholders Agreement; and (iii) such assignee acknowledges, immediately following such assignment, the further disposition of such securities by such assignee may be restricted under the Securities Act. In connection with any such transfer Parent shall, at the sole cost and expense of such permitted transferee, promptly after such assignment take such reasonable actions as shall be reasonably acceptable to the Holders and such permitted transferee to assure that any registration statements and related prospectuses are available for use by such permitted transferee for sales of the Registrable Securities in respect of which the rights to registration have been so assigned. In addition, if either RFE or DFW Transfers to its partners, members, former partners or members with an economic interest therein or shareholders (or a liquidating trust or trusts for the benefit of the foregoing) in a pro rata or similar distribution in compliance with the limitations, if any, which may then be applicable under Section 3(a) (each a "Distribution Person"), such Distribution Person will be entitled to sell shares of Registrable Securities pursuant to the Shelf Registration Statement if such Distribution Person has completed and returned to Parent a Notice and Questionnaire and otherwise complies with the obligations of an Electing Holder under this Agreement. Notwithstanding the foregoing, for the avoidance of doubt, neither the right to submit a Piggyback Notice nor the right to submit an Underwriting Notice pursuant to Section 7 may be Transferred by RFE or DFW to their ultimate investor limited partners or former limited partners, it being understood that such specific rights of RFE or DFW may only be exercised by RFE, DFW, a fund or other entity which is an Affiliate of RFE or DFW, or a liquidating trust for the limited partners or former limited partners of RFE or DFW.

    Certain Definitions.

      "Affiliate" has the meaning assigned thereto in the Merger Agreement. For the avoidance of doubt, a parent fund or other fund or entity which is directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with RFE or DFW shall be deemed to be an "Affiliate" thereof.

      "Delay Conditions" means (i) Parent is in possession of material non-public information the disclosure of which would have a material adverse effect on the business, operations, prospects, condition (financial or otherwise) of Parent and its subsidiaries, taken as a whole, or (ii) the Parent Board determines in good faith that as a result of the occurrence or existence of any pending corporate development with respect to Parent, a failure by Parent to cause (A) the Shelf Registration Statement ceasing to be effective, or (B) a Prospectus thereunder ceasing to be usable, as the case may be, would have a material adverse effect on the business, operations, prospects, condition (financial or otherwise) of Parent and its subsidiaries, taken as a whole. The Delay Conditions shall not include any material non-public information or corporate development known to Parent as of the Closing Date. The Delay Conditions shall be deemed to no longer exist if (x) in the case of clause (i) above, the Parent Board determines in good faith that the disclosure of such material information would not be prejudicial to or contrary to the interest of Parent and (y) in the case of clause (ii) above, the Board of Directors of Parent determines in good faith that such delay or cessation is no longer appropriate.

      "Designating Stockholder" means each of DFW and RFE.

      "DFW" means DFW Capital Partners, L.P.

      "Effectiveness Period" has the meaning assigned thereto in Section 6(b) hereof.

      "Effective Time" means the date on which the SEC declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective.

      "Effectiveness Deadline Date" means the earlier of (i) the First Anniversary and (ii) 45 days after an Early Release Event; provided, that if the SEC reviews and has written comments to the filed Shelf Registration Statement that would require the filing of a pre-effective amendment thereto with the SEC, then the Effective Deadline Date shall be 75 days after the filing of the Shelf Registration Statement.

      "Electing Holder" has the meaning assigned thereto in Section 8(b) hereof.

      "Exchange Act" has the meaning assigned thereto in Section 3(a)(ii) hereof.

      "Filing Deadline Date" means the earlier of 45 days prior to (i) the First Anniversary and (ii) the Early Release Event.

      "First Anniversary" means the first anniversary of the closing of the Merger.

      "Majority Holders" means the holders of a majority of the Registrable Securities then outstanding.

      "Management Restrictions" means the restrictions on Transfer contained in the lock-up letters from certain officers of the Parent attached hereto as Annex C.

      "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, conducted pursuant to Section 7 hereof.

      "NASD Rules" means the Rules of the National Association of Securities Dealers, Inc., as amended from time to time.

      "Notice and Questionnaire" means a Notice of Registration Statement and Selling Security holder Questionnaire, substantially in the form of Exhibit A attached hereto, relating to the Securities.

      "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by Parent under the Exchange Act and incorporated by reference therein.

      "RFE" means RFE Investment Partners V, L.P. and RFE VI SBIC, L.P.

      "Shelf Registration" means a registration effected pursuant to Section 6 hereof.

      "Shelf Registration Statement" means a "shelf" registration statement filed under the Securities Act providing for the registration of the resale of, on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the SEC, filed by Parent pursuant to the provisions of Section 6 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

      "Third Anniversary" means the third anniversary of the closing of the Merger.

    Miscellaneous.

      Notices. All notices and other communications hereunder shall be in writing and shall be deemed given on the date of delivery if delivered Personally or by commercial delivery service, or sent via facsimile (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

        if to Parent, to:

        Sun Healthcare Group, Inc.
        18831 Von Karman
        Suite 400
        Irvine, California 92612
        Attention: Michael Newman, Esq.
        Facsimile: (949) 255-7054

        with a copy to:

        O'Melveny & Myers LLP
        400 South Hope Street
        Los Angeles, California 90071
        Attention: Richard Boehmer, Esq.
        Facsimile: (213) 430-6407

        if to Stockholders, to them at the addresses set forth on Schedule I hereto.

      Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

      Entire Agreement; Third Party Beneficiaries. This Agreement, the other Transaction Documents and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; and (ii) except as otherwise provided herein, are not intended to confer upon any other Person any rights or remedies hereunder.

      Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

      Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

      Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

      Amendments and Waivers. The provisions of this Agreement may be amended upon the written agreement of Parent and the Holders holding a majority of the Registrable Securities then outstanding. Any waiver, permit, consent or approval of any kind or character on the part of any Holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

      Assignment. Except as set forth in Section 12, no party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      General Rules of Construction; Interpretation. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

        terms include the plural as well as the singular;

        all references in this Agreement to designated "Sections" and other subdivisions are to the designated Sections and other subdivisions of the body of this Agreement;

        the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision;

        "or" is not exclusive; and

        "including" and "includes" will be deemed to be followed by "but not limited to" and "but is not limited to," respectively.

      Other Rules of Construction; Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

      Time of the Essence. Time is of the essence in connection with Parent's performance of its obligations under this Agreement.

      Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Holder, any director, officer or partner of such Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

[The remainder of this page has been intentionally left blank]

[Signature Page - Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

PARENT

SUN HEALTHCARE GROUP, INC.,
a Delaware Corporation

By: /s/ Richard K. Matros
Name: Richard K. Matros
Title: Chief Executive Officer

STOCKHOLDERS AGENT,
for purposes of Section 5

By: /s/ James A. Parsons
Name: James A. Parsons

STOCKHOLDERS:

RFE INVESTMENT PARTNERS V, L.P.

By: RFE Associates V, L.P.,
its General Partner

By: /s/ Michael Foster
Name: Michael Foster
Title: General Partner

RFE VI SBIC, L.P.

By: RFE Associates VI SBIC, L.L.C.,
its General Partner
By: RFE Investment Partners VI, L.P.,
its Sole Member
By: RFE Associates VI, L.L.C.,
its General Partner

By:/s/ Michael Foster
Name: Michael Foster
Title: Managing Member

[Signature Page - Registration Rights Agreement]
DFW CAPITAL PARTNERS, L.P.

By: Capital Partners-GP, L.P.,
its General Partner

By: /s/ Keith W. Pennell
Name: Keith W. Pennell
Title: General Partner

RICHARD A. ROSENTHAL IRA ROLLOVER TRUST

By:/s/ Michael J. Foster
Name: Michael J. Foster
Title: Attorney-in-Fact

Name of Attorney-in-Fact: Michael J. Foster

Robert D. Kennedy, by his Attorney-in-Fact under Durable Power of Attorney dated October 28, 2002

By: /s/ Michael J. Foster

Name of Attorney-in-Fact: Michael J. Foster

[Signature Page - Registration Rights Agreement]
CHARLES H. GONZALES REVOCABLE TRUST

By: /s/ Charles H. Gonzales
Name:
Title:

/s/ Ernest A. Schofield
Ernest A. Schofield

/s/ Kenneth L. Morgan
Kenneth L. Morgan

TRADER VIC'S INVESTMENTS, LLC
An Oklahoma Limited Partnership
RDL INVESTMENTS, L.L.C., General Partner

By: /s/ Stephen R. Buford
Name: Stephen R. Buford
Title: Manager

/s/ Larry Cain
Larry Cain

/s/ Gail W. Elliott
Gail W. Elliott, As Trustee of the Neal M. Elliott and Gail W. Elliott Trust

SCHEDULE A

Schedule of Stockholders

STOCKHOLDER	ADDRESS
Charles H. Gonzales Revocable Trust	5635 Jefferson Blvd., N.E. Albuquerque, NM 87109

Ernest A. Schofield	5635 Jefferson Blvd., N.E. Albuquerque, NM 87109

Kenneth L. Moran	5635 Jefferson Blvd., N.E. Albuquerque, NM 87109

RFE Investment Partners V, L.P.	36 Grove Street New Canaan, CT 06840

RFE VI SBIC, L.P.	36 Grove Street New Canaan, CT 06840

DFW Capital Partners, L.P.	300 Frank W. Burr Blvd. Glenpointe Centre E., 5th Fl. Teaneck, NJ 07666

Trader Vic's Investments, LLC	P.O. Box 3669 Tulsa, OK 74101

Robert D. Kennedy	c/o RFE Investment Partners 36 Grove Street New Canaan, CT 06840

Richard A. Rosenthal IRA Rollover Trust	c/o RFE Investment Partners 36 Grove Street New Canaan, CT 06840

Larry L. Cain	1563 Riverside Drive Tulsa, OK 74119

Gail W. Elliott, as Trustee of the Neal M. Elliott and Gail W. Elliott Trust	4826 105th Ave. Court, N.W. Gig Harbor, WA 98335

Annex A

Plan of Distribution

          The selling stockholders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock covered by this prospectus on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed prices, prevailing market prices, prices related to prevailing market prices or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

  crosses or block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

  an exchange distribution in accordance with the rules of the applicable exchange;

  privately negotiated transactions;

  to cover short sales made after the date that the registration statement of which this prospectus is a part is declared effective by the Securities and Exchange Commission;

  through the purchase, sale, writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

  broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

  a combination of any such methods of sale; and

  any other method permitted pursuant to applicable law.

          The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

          Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

          The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

          In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of our common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

          When we are notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of our common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of our common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, when we are notified in writing by a selling stockholder that a donee or pledge intends to sell more than 500 shares of our common stock, we will file a supplement to this prospectus if then required in accordance with applicable securities law.

          The selling stockholders also may transfer the shares of our common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

          The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of our common stock will be paid by the selling stockholder and/or the purchasers.

          Each selling stockholder has represented and warranted to us that it does not have any agreement or understanding, directly or indirectly, with any person to distribute our common stock. We have advised each selling stockholder that it may not use shares registered on this registration statement to cover short sales of our common stock prior to the date on which this registration statement shall have been declared effective by the Securities and Exchange Commission. If a selling stockholder use this prospectus for any sale of our common stock, it will be subject to the prospectus delivery requirements of the Securities Act. The selling stockholders will be responsible to comply with the applicable provisions of the Securities Act and Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder promulgated, including without limitation, Regulation M, as applicable to such selling stockholders in connection with resales of their respective shares under this registration statement.

          The selling stockholders may only sell the common stock if such sales are made in satisfaction of the requirements for exemption from registration or qualification under the applicable laws of each applicable state. The selling stockholders may not offer or sell the common stock in any state where the offer or sale is not permitted. The selling stockholders will be responsible for compliance with any applicable state laws governing the resale of the common stock.

          We are required to pay all fees and expenses incident to the registration of the shares, but we will not receive any proceeds from the sale of the common stock. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Annex B

Sun Healthcare Group, Inc.

Notice of Registration Statement
and
Selling Securityholder Questionnaire

(Date)

          Reference is hereby made to the Registration Rights Agreement (the "Registration Rights Agreement") between Sun Healthcare Group, Inc. (the "Company") and the stockholders of Peak Medical Corporation named therein (the "Purchasers"). Pursuant to the Registration Rights Agreement, the Company [has filed/intends to file] with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-_ (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of shares of the Company's common stock (the "Securities"). A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

          Each beneficial owner of Registrable Securities is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt on or before [Insert Deadline for Response]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

          Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

ELECTION

          The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and the Registrable Securities listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including without limitation Section 10 of the Registration Rights Agreement as if the undersigned Selling Securityholder were an original party thereto.

          The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

          Certain capitalized terms used in this Questionnaire are defined in Appendix 1 attached hereto. Capitalized terms used in this Questionnaire but not defined in Appendix 1 have the meanings given to them in the accompanying letter.

(1)     (a) Full legal name of Selling Securityholder:

               (i) Is such Selling Securityholder a:

[ ] Corporation [ ] General Partnership

[ ] Individual [ ] Limited Partnership

[ ] Other (please specify:

              (ii) In what state is such Selling Securityholder organized or domiciled?

         (b) Full legal name of Registered Holder (if not the same as in (a) above) of Registrable Securities listed in Item (4) below:

(2)     Address for Notices to Selling Securityholder:

          Telephone:

          Fax:

          Contact Person:

(3)     Beneficial Ownership of Securities by Another Entity or Individual:

          (a) Is another entity or individual the Beneficial Owner of any Securities?

                                        [ ] No (skip questions (b)-(e) below)

                                        [ ] Yes (answer questions (b)-(e) below)

          (b)     What is the full legal name of such Beneficial Owner?

          (c)     Is such Beneficial Owner a:

                                        [ ] Corporation [ ] General Partnership

                                        [ ] Individual [ ] Limited Partnership

                                        [ ] Other (please specify:                                   )

          (d)     In what state is such Beneficial Owner organized or domiciled?

          (e) Please provide the name, address and telephone number of a contact person for such Beneficial Owner.

(4) Beneficial Ownership of Securities

                  Except as set forth below in this Item (4), the undersigned is not a Beneficial
                 Owner of any Securities.

          (a)     Number of Registrable Securities (as defined in the Registration Rights Agreement) Beneficially Owned:

                                                                                                CUSIP No(s). of such
          Registrable Securities:

          (b)     Number of Securities other than Registrable Securities Beneficially Owned:

                                                                                            CUSIP No(s). of such other
         Securities:

          (c)     Number of Registrable Securities that the undersigned wishes to be included in the Shelf Registration Statement:
                                                                                               CUSIP No(s). of such
     Registrable Securities to be included in the Shelf Registration Statement:

(5)     Beneficial Ownership of Other Securities of the Company:

          Except as set forth below in this Item (5), the undersigned Selling Securityholder is not a
          Beneficial Owner of any shares of Common Stock or any other securities of the
         Company, other than the Securities listed above in Item (4).

               State any exceptions here:

(6)     Relationships with the Company:

          Except as set forth below, neither the Selling Securityholder nor any of its Affiliates,
          officers, directors or principal equity holders (5% or more) has held any position or office or has had any other Material Relationship with the Company (or its predecessors or Affiliates) during the past three years.

               State any exceptions here:

(7)     Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

(8)     Broker-Dealer Status:

          (a)     Are you a broker-dealer?

                              Yes  No 

          Note: If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

          (b)     Are you an affiliate of a broker-dealer?

                              Yes  No 

          (c)     If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                              Yes  No 

          Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

          By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M. The Selling Securityholder also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with the Registration Statement and any amendments or supplements thereto filed with the SEC pursuant to the Securities Act of 1933, as amended.

          In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

          By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (8) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

          The Selling Securityholder acknowledges that material misstatements and omissions of material facts in the Registration Statement and any amendments or supplement thereto may give rise to civil and criminal liabilities to the Company and to each officer and director of the Company signing the Registration Statement and to other persons signing such document. As a result, in accordance with the Selling Securityholder's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder shall be made in accordance with the Registration Rights Agreement as follows:

     (i)     to the Company:

                              Sun Healthcare Group, Inc.
                              18831 Von Karman
                              Irvine, CA 92612
                              Attention: General Counsel

     (ii)     with a copy to:

                              O'Melveny & Myers, LLP
                              114 Pacifica, Suite 100
                              Irvine, CA 92618-3318
                              Attention:

          I confirm that, to the best of my knowledge and belief, the foregoing statements

(including without limitation the answers to this Questionnaire) are correct.

          IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Selling Securityholder

(Print/type full legal name of beneficial owner of Registrable Securities)

By:

          Name:
          Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:

O'Melveny & Myers, LLP 114 Pacifica, Suite 100 Irvine, CA 92618-3318 Attention:

APPENDIX I

DEFINITIONS

          For the purpose of this Questionnaire, the following definitions apply:

1. Affiliate. As used in Questions 1 - 7, a person is an "Affiliate" of a person if such person controls, is controlled by, or is under common control with, another person. Please assume that an "Affiliate" of the Company includes without limitation, any 5% stockholder of the Company (including any person who owns, controls, or holds or holds an option to acquire, and has the power to vote, 5% or more of the Company's outstanding voting securities). "Control" is the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

As used in Question 8 of this Questionnaire, an "affiliate" of an NASD member has the following meaning:

(1)     a company which controls, is controlled by or is under common control with a member;

(2)     the term affiliate is presumed to include, but is not limited to, the following:

(a)     a company will be presumed to control a member if the company beneficially owns 10% or more of the outstanding voting securities of a member which is a corporation, or beneficially owns a partnership interest in 10% or more of the distributable profits or losses of a member which is a partnership;

(b)     a member will be presumed to control a company if the member and persons associated with the member beneficially own (i) 10% or more of the outstanding subordinated debt of a company, (ii) 10% or more of the outstanding voting securities of a company which is a corporation or (iii) a partnership interest in 10% or more of the distributable profits or losses of a company which is a partnership;

(c)     a company will be presumed to be under common control with a member if:

(i)     the same natural person or company controls both the member and company by beneficially owning 10% or more of the outstanding voting securities of a member or company which is a corporation, or by beneficially owning a partnership interest in 10% or more of the distributable profits or losses of a member or company which is a partnership; or

(ii)     a person having the power to direct or cause the direction of the management or policies of the member or the company also has the power to direct or cause the direction of the management or policies of the other entity in question.

2. Beneficial Owner. A "Beneficial Owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power and/or investment power with respect to such security. Voting power includes "the power to vote, or to direct the voting, of such security" and investment power includes "the power to dispose, or to direct the disposition, of such security."

A person is also a Beneficial Owner of a security if he has the right to acquire beneficial ownership of such security, at any time within sixty days, including but not limited to, any right to acquire through: (a) the exercise of an option, warrant or right, (b) the conversion of a convertible security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement; provided, however, that if the acquisition of an option, warrant, right, convertible security or power described in (a), (b) or (c) is for the purpose of maintaining or obtaining control over the issuer of the security, the holder of the option, warrant, right, convertible security or power shall, immediately upon such acquisition and regardless of when it is exercisable, be deemed a beneficial owner of the underlying securities.

The possession of the legal power to vote and/or direct the disposition of securities, absent unusual circumstances, will be sufficient to confer beneficial ownership. Such power may be held directly, or indirectly, through one or more controlled entities.

3. Material Relationship. The term "material relationship" has not been defined by the Securities and Exchange Commission (the "SEC"). The SEC, however, is likely to construe as material any relationship which tends to impact arm's length bargaining in dealings with a company, whether arising from a close business connection, family relationship, a relationship of control or otherwise. For example, you should conclude that you have such a relationship with any organization of which you own, directly or indirectly, 10% more of the outstanding voting stock, or in which you have some other substantial interest, and with any person or organization with whom you have, or with whom any relative (or any other person or organization as to which you have any of the foregoing other relationships) has, a contractual relationship.

4. Member. Rule 0120 of the NASD's Rules of Fair Practice defines the term "member" to mean any individual, partnership, corporation or other legal entity admitted to membership in the NASD, and Article 1 of the NASD's By-Laws defines the term "person associated with a member" to mean every sole proprietor, partner, officer, director, or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not such person is registered or exempt from registration with the NASD.